                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)   June 2, 2003
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                                0-26534                     13-3671221
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(State or Other Jurisdiction                 (Commission                   (IRS Employer
     of Incorporation)                       File Number)               Identification No.)


     4 Science Park, New Haven, CT                                           06511
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(Address of Principal Executive Offices)                                   (Zip Code)



Registrant's telephone number, including area code:       (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     On June 2, 2003, Vion Pharmaceuticals, Inc. issued the press releases filed herewith as Exhibit 99.1, 99.2, and 99.3.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

           Exhibit 99.1      Press release dated June 2, 2003.

           Exhibit 99.2      Press release dated June 2, 2003.

           Exhibit 99.3      Press release dated June 2, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             VION PHARMACEUTICALS, INC.

Date: June 2, 2003           By:   /s/ Howard B. Johnson
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                             Name: Howard B. Johnson
                             Title:   Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


99.1     Press release dated June 2, 2003.

99.2     Press release dated June 2, 2003.

99.3     Press release dated June 2, 2003.




                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as....................    'r'